SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 14, 2004

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2292 Faraday Avenue Carlsbad, CA 92008
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Election of Director.

On December 14, 2004, the Board of Directors of Isis Pharmaceuticals, Inc. (the “Company”) elected Richard D. DiMarchi, Ph.D. as a member of the Company’s Board of Directors.

A copy of the press release announcing his election is included with this report as exhibit 99.1

Item 9.01.                                        Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Press Release dated December 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: December 16, 2004	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Executive Vice President,
Chief Financial Officer and Director

INDEX TO EXHIBITS

99.1                                                                           Press Release dated December 16, 2004.